NUMBER                                                                    SHARES

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

              Incorporated under the laws of the State of Delaware

                                                               CUSIP 697529 30 3

THIS IS TO CERTIFY THAT:
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IS THE OWNER OF
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  Fully-paid and non-assessable shares of the common stock, par value $.01, of
                       PALOMAR MEDICAL TECHNOLOGIES, INC.

(hereinafter called the "Company"), transferable on the books of the Company by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned for transfer. The shares represented by this certificate are subject to the laws of the State of Delaware, the provisions of the Certificate of Incorporation and the By-Laws of the Company as now or hereafter amended, copies of which are or will be on file at the principal office of the Company, to all of which the holder by acceptance hereof assents.

         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
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                                     S E A L


/s/ Sarah Reed                                    /s/ Louis P. Valente
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Assistant Secretary                               President and
                                                  Chief Executive Officer

                  THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - . . . . Custodian. . . . .
         TEN ENT - as tenants by the entireties                                   (Cust)     (Minor)
         JT TEN - as joint tenants with right of                       under Uniform Gifts to Minors
                           survivorship and not as tenants             Act. . . . . . . . . . . . . . . . .
                           in common                                                    (State)

     Additional abbreviations may also be used though not in the above list.


            FOR VALUE RECEIVED             HEREBY SELL, ASSIGN AND TRANSFER UNTO
                               ----------
Please insert Social Security or other
    identifying number of assignee

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 (please print or typewrite name and address, including zip code, of assignee)

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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                                                        ATTORNEY
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TO TRANSFER  THE SAID STOCK ON THE BOOKS OF THE WITHIN  NAMED  CORPORATION  WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
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NOTICE:  The  signature  to the  assignment  must  correspond  with  the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:
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                           The signature(s)  should be guaranteed by an eligible
                           guarantor institution (banks,  stockbrokers,  savings
                           and  loan   associations   and  credit   unions  with
                           membership   in  an  approved   signature   guarantee
                           medallion program), pursuant to S.E.C. Rule 17Ad-15.